UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2008

ELDORADO ARTESIAN SPRINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-18235	84-0907853
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1783 Dogwood Street Louisville, Colorado	80027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 499-1316 not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.  Other Events.

On January 24, 2008, the Registrant issued a press release announcing its retention of Pfeiffer High Investor Relations, Inc. to implement its investor relations program.  A copy of the press release is attached hereto as Exhibit 99.1

The information in Item 8.01 of this Current Report, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press Release dated January 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eldorado Artesian Springs, Inc.

Date: January 24, 2008	By:	/s/ Douglas A. Larson

Douglas A. Larson
President

ELDORADO ARTESIAN SPRINGS, INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release dated January 24, 2008